UNITED STATES

SEUCIRITES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 15a-6(e)(2))

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

ARTVENTIVE MEDICAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)1 and 0-11.

1.

Title of each class of securities to which transaction applies:

Common

2.

Aggregate number of securities to which transaction applies:

56,406,286

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:    N/A

4.

Proposed Maximum Aggregate Value of Transaction:

N/A

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Total Fee Paid:

N/A

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

ARTVENTIVE MEDICAL GROUP, INC.

2766 Gateway Road, Carlsbad, California 92009

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 26, 2014

Dear Shareholders:

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Artventive Medical Group, Inc. (the “Company”) for use at the Company's annual meeting of Shareholders, to be held at 10:00 a.m., November 26, 2014, at the offices of Eichenbaum, Comer & Ratynets, AAC, 20501 Ventura Blvd., Suite 325, Woodland Hills, CA 91364, and at any adjournment thereof (the “Meeting”).  Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon.  If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein.  The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting.  Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 2766 Gateway Road, Carlsbad, CA  92009 for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

For a free copy of the Company’s annual report on Form 10K for the most recently completed fiscal year ended December 31, 2013, please contact the corporate offices by mail at 2755 Gateway Road, Carlsbad, CA 92009 or by phone at 760-471-7700.

The cost of the solicitation of proxies for the Meeting will be paid by the Company.  In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally.  The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals.  The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about November 14, 2014.

An annual meeting of shareholders of Artventive Medical Group, Inc., a Nevada corporation (the "Company"), will be held on November 26, 2014, at 10:00 a.m. local time, at Eichenbaum, Comer & Ratynets, AAC, 20501 Ventura Blvd., Suite 325, Woodland Hills, CA 91364 , for the following purposes:

1.  To elect all members of the Board of Directors.

2.  To approve Anderson Bradshaw, PLLC as the Company’s independent auditors for the coming year;

3.  To approve a 2014 Stock Option Plan for Employees and Consultants approved by the Board of Directors.

4.  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on November 11, 2014, will be entitled to receive these Proxy Materials and notice of the Annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ H. James Graham

H. James Graham, Chief Executive Officer

Date:  October 31, 2014

ARTVENTIVE MEDICAL GROUP, INC.

2766 GATEWAY ROAD, CARLSBAD, CA 92009

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 26, 2014

INTRODUCTION

This Proxy Statement is being furnished to the shareholders of Artventive Medical Group, Inc., a Nevada corporation (the "Company"), to inform them of the annual meeting of shareholders.  This meeting (referred to herein as the "Annual Meeting") will be held November 26, 2014 at Eichenbaum, Comer & Ratynets, AAC, 20501 Ventura Blvd., Suite 325, Woodland Hills, CA 91364, at 10:00 a.m. local time.  Only shareholders of record at the close of business on November 26, 2014 (the "Record Date") will be entitled to receive this Proxy Statement and to vote at the Annual Meeting.  This Proxy Statement and the Notice of Annual Meeting are first being mailed to the Company's shareholders on or about November 14, 2014.

At the Annual Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1.  To elect all members of the Board of Directors.

2.  To approve Anderson Bradshaw, PLLC as the Company’s independent auditors for the coming year;

3.  To approve a 2014 Stock Option Plan for Employees and Consultants approved by the Board of Directors.

4.   To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The cost of printing and distributing this Proxy Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Proxy Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 2766 Gateway Road, Carlsbad, CA 92009.

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to ratify the adoption of a resolution by the Company's Board of Directors to approve an Employee Stock Option Plan.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of two individuals: H. James Graham and Dr. Leon Rudakov.  The following names and background information are provided for all persons nominated to serve on the Company’s Board of Directors:

Name	Age	Position
H. James Graham	63	CEO, CFO, Chairman
Dr. Leon Rudakov	60	President, CTO, Director

Mr. Graham has held the positions of CEO and director since April 28, 2008.  He resigned as CEO on February 11, 2010, but agreed to continue on as President and Chairman of the Board.  Dr. Rudakov was appointed as CEO and CTO and as a member of the Board of Directors on February 11, 2010.  On February 11, 2011, Mr. Graham and Dr. Rudakov resigned from their respective positions as President, CEO and CFO.  On February 11, 2011, Mr. Graham was appointed CEO and CFO, and Dr. Rudakov was appointed President.

Certain biographical information of our directors and officers is set forth below.

H. James Graham has acted as President and CEO of a number of successful corporations including start-up companies. Since 2010, Mr. Graham has led corporations through the development of global business and marketing strategies in addition to drafting and negotiating international management and distribution agreements.  In 2000, Mr. Graham co-founded CyberBroadcastOne Inc., an interactive broadcast company based on the foundation of education, entertainment and commerce.  Mr. Graham served as the President and CEO through to 2006.

From 1993 to 2007, he served as a member of the Board of Directors of Kodiak Oil and Gas, an emerging oil and gas company with its head office in Denver, Colorado and operations throughout America.  The Company’s shares trade on the New York Stock Exchange under the symbol KOG.

In 1998, Mr. Graham co-founded Pyrotech International Ltd., Singapore, a corporation committed to the development of a revolutionary fire fighting gel recognized globally under the brand name of Barricade.  Mr. Graham served as CEO from 1998 to 2000.  Previously, Mr. Graham co-founded and was the President of Tri-Pacific Resources Corporation; a Hong Kong based technology corporation specializing in onboard power supply and energy management systems.

Mr. Graham served as President of Hunter Douglas Canada, Inc., a vertically integrated supplier of aluminum and home fashions products to the international market.  Hunter Douglas acquired the HJ Graham Company Ltd., which was previously founded and headed by Mr. Graham until the acquisition.  Mr. Graham also served on the Board of Directors of Bradbury International, Ltd., a diversified Canadian financial investment corporation, which traded on the Vancouver Stock Exchange.

Dr. Leon Rudakov has more than 25 years experience in R&D, engineering, product development and project management. He holds a Ph.D. in mechanical engineering from the Moscow Institute of Aviation, and completed Business Executive Program at the Fuqua Business School of the Duke University, NC. He held several executive management and R&D positions with international corporations and start-up companies.

In 2003 Dr. Rudakov joined Merlin Medical, a Singapore-based company, where he held the position of vice-president of Research and Development and chief technology officer. He was responsible for the company's business strategy, and directed its product development and regulatory pathway. Under his leadership the Company developed a new, unique intracranial device for the treatment of intracranial aneurysms with potential for the treatment of ischemic disease. He also established the Company’s intellectual property and led the device development from the initial concept formulation to its production and the clinical studies in several European Union countries. Dr. Rudakov also developed the coronary stent "X'Calibur" and its delivery catheter through to its CE Mark approval and current market presence in Asia.

Dr. Rudakov also served as a Director of Engineering with the Silicon Valley corporation CardioVasc Inc., and led a cross functional group of engineers through the production of several coronary devices, from development to commercial implementation. Among these CardioVasc projects, Dr. Rudakov led the development of a new coronary stent and delivery system, which was subsequently sold to the Japanese corporation "Goodman Co". He also participated in the device regulatory process leading to its approval in Japan.

Additionally, Dr. Rudakov, managed development of a coated stent-graft, for the treatment of failing saphenous vein graft (SVG). This device has received CE Mark and is marketed and sold in the EU by the CardioVasc Corporation.

Dr. Rudakov has served as a Regional Director of Operations for Booz Allen & Hamilton, a worldwide leader in management consulting.  He managed the company's operations and regional business development, while working with key corporate clients, providing strategic business planning, corporate restructuring and re-engineering.

In 2009, Dr. Rudakov of San Marcos, California joined ArtVentive, Inc., as Chief Executive Officer and Chief Technology Officer.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act:  As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company’s common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights:  Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF ANDERSON BRADSHAW, PLLC AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company’s Board of Directors has selected Anderson Bradshaw, PLLC to serve as the Company’s independent auditors for all audit work associated with the preparation of the Company’s financial statements during the year ending December 31, 2014.  The Board of Directors has determined that the Company’s auditors for the year ending December 31, 2014, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements.  The Company does not expect a representative of Anderson Bradshaw, PLLC to attend the Shareholder Meeting.

Audit Fees: The Company was billed $23,000 for the audit of its annual financial statements for the year ended December 31, 2013.

Financial Information Systems Design and Implementation Fees:  The Company has paid $0.00 for directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole.

All other fees:  Fees paid for services not previously described totaled:  $0.00.

No Dissenters' Rights:  Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of appointing Anderson Bradshaw, PLLC as the Company’s auditors until the next Annual Meeting.

STOCK COMPENSATION PLAN

The board of Directors has adopted a 2014 Stock Option Plan for Employees and Consultants (the “Plan”). The purpose of the Plan is to provide employees and consultants of Artventive Medical Group, Inc. and its subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of Artventive Medical Group, Inc. and its subsidiaries, to join the interests of employees and consultants with the interests of the shareholders of Artventive Medical Group, Inc. and to facilitate attracting and retaining employees and consultants of exceptional ability. The Plan is administered by the Board of Directors (the “Board”). The maximum number of shares which may be granted under the Plan shall be 5,000,000 shares in the aggregate of Common Stock of Artventive Medical Group, Inc. The initial and standard price per share of common stock to be issued directly shall be the fair market value per share, but may be changed in each case by the Board. If the share price is changed, the Board shall determine the share price no later than the date of the issuance of the shares and at such other times as the Board deems necessary. The Board shall have absolute final discretion to determine the price of the common stock under the Plan. In the absence of such specific determination, the share price will be the fair market value per share. Fair Market Value per share shall mean, if there is an established market for the Company's common stock on a stock exchange, in an over-the-counter market or otherwise, the closing bid price of the Company's stock for the trading day which is the valuation date.

As of the date of this report, the Board has not determined any benefits or the number of shares its executive officers will receive from the 2014 Stock Option Plan for Employees and Consultants.

No Dissenters' Rights:  Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of adopting the 2014 Stock Option Plan for Employees and Consultants.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting.  If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

Common Stock

The Company’s Articles of Incorporation authorize the issuance of 100,000,000 shares of common stock, with a par value of $0.001 per share, of which 56,406,286 shares are issued and outstanding as of the date of this statement.

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the shareholders. Holders of common stock have no cumulative voting rights.

The Company does not currently anticipate paying any dividends on its common stock.  In the event of a liquidation, dissolution or winding up of Artventive Medical Group, the holders of shares of common stock are entitled to share pro-rata all assets remaining after payment in full of all liabilities, subject however, to any rights of the shareholders of preferred shares issued and outstanding at the time of such liquidation, dissolution or winding up of the Company.  Holders of common stock have no preemptive rights to purchase our common stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the common stock.

Options

As of the date hereof, the Company has options issued and outstanding for the purchase of 105,000 shares of its common stock.

Warrants

As of the date hereof, the Company has options issued and outstanding for the purchase of 4,808,000 shares of its common stock.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock known by us as of October 17, 2014, by:

•

each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

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each of our directors;

•

each of our executive officers; and

•

all of our directors and executive officers as a group.

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on such date and all shares of our common stock issuable to such holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by such person at said date which are exercisable within 60 days of February 2, 2013.  Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse.

Name and Address of Beneficial Owner	Title of Class (1)	Shares of Common Stock Beneficially Owned(1)	Percentage Ownership(2)
MLPRP Enterprises, LLC 17624 15th Ave. SE Suite 112 Mill Creek, WA 98012	Common	3,583,718	6.4%
The Estate of Scott Houghton 1525 Yew Street Vancouver, BC V6J 3E5 Canada	Common	11,220,000	19.9%
Korina Houghton 401 – 958 W. 8th Ave. Vancouver, BC V5Z 1E5 Canada	Common	5,610,000	9.9%
Philippe Gailloud c/o Parsons/Burnett/Bjordahl/Hume, LLP 10900 NE 4th Street Suite 1850 Bellevue, WA 98004	Common	8,515,000	15.1%
Indian Creek International, SA c/o Parsons/Burnett/Bjordahl/Hume, LLP 10900 NE 4th Street, Suite 1850 Bellevue, WA 98004	Common	4,400,000	7.8%
Cede & Co. P.O. Box 222 Bowling Green Station New York, NY 10274	Common	3,578,200	6.3%
Oxley Associates Group, Inc. Salduba Building, Third Floor Urbanizcion Obarrio Panama City, Panama	Common	5,058,000	9.0%

Leon Rudakov, President, CTO, Director	Common	8,515,000	15.1%
H. James Graham, CFO, CEO, Chairman	Common	0	0%
All officers and directors as a group (2 persons)		8,515,000	15.1%

(1)

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days.

(2)

Percentage based upon 56,406,286 shares of common stock issued and outstanding as of October 17, 2014.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following summary compensation table indicates the compensation earned during the years ended December 31, 2013 and 2012 by each person that served as a principal executive officer or principal financial officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	NonEquity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (4)	Total
Leon Rudakov(1)	2013 2012	$216,667 $170,000	0 0	0 0	0 0	0 0	0 0	0 0	$216,667 $170,000
H. James Graham(2)	2013 2012	$226,667 $180,000	0 0	0 0	0 0	0 0	0 0	0 0	$216,667 $180,000

(1)

Leon Rudakov has served as President and as Chief Technology Officer since February 2, 2011.  Dr. Rudakov previously served as CEO from February 11, 2010, until February 2, 2011.

(2)

H. James Graham has served as CFO since July 19, 2010.  Mr. Graham has served as CEO since February 2, 2011.  Mr. Graham previously served as CEO from April 29, 2008 until February 11, 2010.

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

Director Compensation

Members of the Company’s Board of Directors do not receive compensation, as such, at this time.

Stock Option Grants

As of the date of this Report, the Company has granted 105,000 stock options to consultants for services rendered.

Indemnification

Under the bylaws of the Company, it may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in the Company’s best interest.  The Company may advance expenses incurred in defending a proceeding.  To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees.  With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order.  The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act, which may be permitted to directors or officers under Nevada law, the Company is informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

BOARD OF DIRECTORS – COMMITTEES Audit Committee

The Company does not currently have a standing audit committee, an audit committee financial expert, or any committee or person performing a similar function.  The Corporation has limited working capital and nominal revenues.  Management does not believe that it would be in the best interest of the Company, at this time to retain independent directors to sit on an audit committee.  When appropriate, the Company will retain independent directors and form an audit, compensation committee in addition to other pertinent committees.

2013 Committee Meetings

During the fiscal year ended December 13, 2013, the Board of Directors met approximately three times. Each director attended at least 100% of the total number of meetings of the Board and committees on which he or she served.

The Company’s common stock trades on the OTC Bulletin Board under the symbol AVTD.  Thus, AVTD is not subject to NASDAQ audit committee requirements.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission.  Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street NE, Washington, D.C. 20549, at prescribed rates.  Please call the Commission at (800) SEC-0330 for further information.  Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov.  Any shareholder may also receive a copy of any report by contacting the Company by mail at 2766 Gateway Road, Carlsbad, CA 92009. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience.  Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company.  Proxies may be returned via regular mail or facsimile to the corporate offices at 2766 Gateway Road, Carlsbad, CA 92009, fax number (702) 914-9625.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting.  Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein.  Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company’s Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against.  Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal.  Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED:  October 31, 2014

By the Order of the Board of Directors

/s/ H. James Graham

Chairman of the Board

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

ARTVENTIVE MEDICAL GROUP, INC.

TO BE HELD NOVEMBER 26, 2014

By completing and returning this proxy to Artventive Medical Group, Inc. (the “Company”), you will be designating H. James Graham, the Chief Executive Officer of the Company, to vote all of your shares of the Company's common stock as indicated below.  Proxies may be returned via regular mail or facsimile to the corporate offices at 2766 Gateway Road, Carlsbad, CA 92009, fax number (650) 240-1706.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy.  Please sign exactly as your name appears on your stock certificate(s).  Joint owners should both sign.  If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company.  The proposals to be voted on is not related to or conditioned on the approval of any other matter.  You may revoke this proxy at any time prior to the vote thereon.

As of November 11, 2014, which is the record date for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting.  If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted “For” each Proposal.  Unless indicated below, by completing and signing this proxy, the stockholder grants to H. James Graham the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____

Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS.  Shall the following be elected to the Board of Directors until the next Annual Meeting of shareholders:

YES

NO

ABSTAIN

H. James Graham

_____

_____

_____

Dr. Leon Rudakov

_____

_____

_____

PROPOSAL 2 – APPOINTMENT OF ANDDERSON BRADSHAW, PLLC AS AUDITORS.  Shall Anderson Bradshaw, PLLC be appointed as independent auditors for the Company:

YES

NO

ABSTAIN

_____

_____

_____

PROPOSAL 3 –   APPROVAL OF 2014 STOCK OPTION PLAN FOR EMPLOYEES AND CONSULTANTS

Shall the Company’s 2014 Stock Option Plan be approved?

YES

NO

ABSTAIN

_____

_____

_____

___________________________________ ____________________________________

Shareholder Signature

Shareholder Signature

Printed Name:______________________

Printed Name:________________________

Number of Shares: _________________